EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Wade Meyercord does hereby make, constitute and appoint Robert V. Dickinson and John E. Trewin, and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director of California Micro Devices Corporation (the "Company"), a registration statement on Form S-8 or other appropriate form and any and all amendments thereto (including post-effective amendments), registering up to 1,020,000 shares of the Common Stock of the Company, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary to appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY expires on September 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                      /s/  Wade Meyercord
                                                      --------------------------
                                                      Wade Meyercord

Dated:  September 5, 2001

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Donald Waite does hereby make, constitute and appoint Robert V. Dickinson and John E. Trewin, and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director of California Micro Devices Corporation (the "Company"), a registration statement on Form S-8 or other appropriate form and any and all amendments thereto (including post-effective amendments), registering up to 1,020,000 shares of the Common Stock of the Company, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary to appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY expires on September 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                      /s/  Donald Waite
                                                      --------------------------
                                                      Donald Waite

Dated:  September 5, 2001

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John Sprague does hereby make, constitute and appoint Robert V. Dickinson and John E. Trewin, and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director of California Micro Devices Corporation (the "Company"), a registration statement on Form S-8 or other appropriate form and any and all amendments thereto (including post-effective amendments), registering up to 1,020,000 shares of the Common Stock of the Company, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary to appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY expires on September 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                    /s/  John Sprague
                                                    ----------------------------
                                                    John Sprague

Dated:  September 5, 2001

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Jeffrey C. Kalb does hereby make, constitute and appoint Robert V. Dickinson and John E. Trewin, and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director of California Micro Devices Corporation (the "Company"), a registration statement on Form S-8 or other appropriate form and any and all amendments thereto (including post-effective amendments), registering up to 1,020,000 shares of the Common Stock of the Company, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary to appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY expires on September 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                    /s/  Jeffrey C. Kalb
                                                    ----------------------------
                                                    Jeffrey C. Kalb

Dated:  September 5, 2001

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, J. Daniel McCranie does hereby make, constitute and appoint Robert V. Dickinson and John
E. Trewin, and each of them, acting together or alone, his true and lawful attorneys-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director of California Micro Devices Corporation (the "Company"), a registration statement on Form S-8 or other appropriate form and any and all amendments thereto (including post-effective amendments), registering up to 1,020,000 shares of the Common Stock of the Company, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary to appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorneys-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY expires on September 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                   /s/  J. Daniel McCranie
                                                   -----------------------------
                                                   J. Daniel McCranie

Dated:  September 5, 2001

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Robert V. Dickinson does hereby make, constitute and appoint John E. Trewin, his true and lawful attorney-in-fact and agents with full power of substitution, in his name, place and stead to execute on his behalf, in his capacity as a Director of California Micro Devices Corporation (the "Company"), a registration statement on Form S-8 or other appropriate form and any and all amendments thereto (including post-effective amendments), registering up to 1,020,000 shares of the Common Stock of the Company, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 Act") and any and all other instruments which said attorney-in-fact and agents deem necessary or advisable to enable the Company to comply with the 1933 Act and the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorney-in-fact and agents, and each of them, acting together or alone, full power and authority to do and perform each and every act and thing whatsoever necessary to appropriate to be done in and about the premises as fully to all intents as he might or would do if personally present at the doing thereof, with full power of substitution and revocation, hereby ratifying and confirming all that his said attorney-in-fact or substitutes may or shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY expires on September 30, 2001.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                                   /s/  Robert V. Dickinson
                                                   -----------------------------
                                                   Robert V. Dickinson

Dated:  September 5, 2001